UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 31, 2005

                          Primary Business Systems, Inc
             (Exact name of registrant as specified in its charter)


                     COMMISSION FILE NUMBER:
                                             --------------

             Nevada                                      86-0857752
             ------                                      ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                         433 Kitty Hawk Dr., Suite 226,
                           Universal City, Texas78148
              (Address and zip code of principal executive offices)

                                 (210) 658-4675
                                 --------------
              (Registrant's telephone number, including area code)

   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification of Rights of Security Holders.

      As set forth in the Preliminary Information Statement on Schedule 14C filed by Primary Business Systems, Inc. (the "Registrant") with the Securities and Exchange Commission ("SEC") on August 31, 2005, the Board of Directors of Registrant approved the following actions:

      (i)   The change of Registrant's name to PBS Holding, Inc., and
      (ii)  1-for-8 reverse stock split of Registrant's common stock.

      The Registrant's Board of Directors, and shareholders holding an aggregate of 91.67% of the Registrant's total combined voting power, approved the foregoing actions on August 25, 2005 and August 29, 2005 respectively.

      In connection with the Reverse Split, fractional shares will not be issued and holders of such fractional shares will receive cash in lieu of such fractional share(s). Furthermore, as a result of the Reverse Split, the number of record holders of the Registrant's common stock will be reduced from 183 to approximately 53 record holders.

      A least ten (10) days after the filing of the Preliminary Information Statement and barring comments from the SEC, the Registrant shall cause a Definitive Information Statement describing the Name Change and the Reverse Split to be (i) mailed to the Registrant's stockholders and (ii) filed with the SEC, and such matters shall not become effective until approximately twenty (20) calendar days after the Definitive Information Statement is first sent or given to stockholders.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02b  Resignation of Director.

      Effective September 1, 2005, Connie Matthews, a member of the board of directors of the Registrant resigned from the Board for personal reasons. Ms. Matthews resignation from the Board was not the result of any disagreement with the Registrant.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits.

The following exhibits are filed herewith:

      NONE


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

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September  2, 2005                    Primary Business Systems, Inc.
                                                      (Registrant)

                                             By  /s/ Patrick D. Matthews
                                                 ------------------------
                                                 Patrick D. Matthews, President

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